UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2007

NORTHERN OIL AND GAS, INC.
(Name of small business issuer in its charter)

Nevada	000-30955	87-0645378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Lake Street West, Suite 300 Wayzata, MN	55391
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 476-9800

Copies of Communications to:
Adams, Monahan & Sankovitz, LLP
Attention: James R. Sankovitz
701 Xenia Avenue South, Suite 130
Minneapolis, Minnesota 55416
(763) 746-3496
Fax (763) 746-2269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANTS BUSINESS AND OPERATIONS

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2007, the Board of Directors amended certain provisions of the Company’s existing Bylaws to permit the issuance of the Company’s capital stock in uncertificated form, which the Company’s Board of Directors deemed desirable to facilitate transfers of the Company’s common stock through the Direct Registration System.  The entire amendment to the Company’s Bylaws is attached as Exhibit 99.1.

In light of previous amendments to the Company’s Bylaws and the change of the Company’s name during 2007, the Board of Directors also authorized the utilization of Amended and Restated Bylaws of the Company, which merely incorporate all amendments adopted by the Board of Directors and the Company’s shareholders to-date, including those amendments adopted November 30, 2007.  The Company’s Amended and Restated Bylaws are attached as Exhibit 99.2.

Item 5.05 – Amendments to the registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 30, 2007, the Board of Directors adopted a Code of Business Conduct and Ethics, to establish expectations with respect to the conduct of all executive and other officers, employees, independent contractors and agents of the Company while acting on the Company’s behalf.  In addition, and pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Code of Business Conduct and Ethics adopted by the Company includes a financial code of ethics, by which the Company’s President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and/or Controller or, if no person holds any of such offices, the person or persons performing similar functions are expected to conduct themselves when carrying out their duties and responsibilities.

The Code of Business Conduct and Ethics is attached as Exhibit 99.3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

Exhibit 99.1 – Amendment to Bylaws of Northern Oil & Gas, Inc. dated November 30, 2007

Exhibit 99.2 – Amended and Restated Bylaws

Exhibit 99.3 – Northern Oil and Gas, Inc. Code of Business Conduct and Ethics, effective as of November 30, 2007

Exhibit Number	Description
99.1	Amendment to Bylaws of Northern Oil & Gas, Inc. dated November 30, 2007
99.2	Amended and Restated Bylaws
99.3	Northern Oil and Gas, Inc. Code of Business Conduct and Ethics, effective as of November 30, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

Date:  December 4, 2007                                                                           By /s/ Michael Reger
       Michael Reger, Chief Executive Officer